UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022

SCIPLAY CORPORATION

(Exact name of registrant as specified in its charter)

	Nevada	001-38889	83-2692460
	(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class		Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $.001 per share		SCPL	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

		☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to the IP License Agreement

On May 6, 2022, SciPlay Games LLC, a subsidiary of SciPlay Corporation (the “Company”), entered into an amendment to that certain license agreement, dated as of May 7, 2019, by and among SciPlay Games, LLC (formerly known as Phantom EFX, LLC and as successor in interest to SG Social Holding Company I, LLC) and SG Gaming, Inc. (formerly known as Bally Gaming, Inc., "Licensor"), from which the Company obtained an exclusive (subject to certain limited exceptions), perpetual, non-royalty-bearing license from the Licensor for intellectual property created or acquired by the Licensor on or before the third anniversary of the date of the agreement (such agreement, the “IP License Agreement”) (such amendment, the “First Amendment”).

The First Amendment, among other things, extends the Company’s rights under the IP License Agreement through the earlier of the effective date of a second amendment to the IP License Agreement or July 7, 2022.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the First Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On May 10, 2022, the Company issued a press release announcing, among other things, results for the three months ended March 31, 2022. A copy of the press release that will be discussed on the Company's earnings call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company’s press release, in addition to containing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), contains certain “non-GAAP financial measures” as that term is defined by the rules of the Securities and Exchange Commission (the “SEC”). The Company’s press release includes the most directly comparable financial measures calculated and presented in accordance with GAAP, information reconciling the non-GAAP financial measures to the most directly comparable GAAP financial measures, a statement disclosing the reasons why the Company’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations, and a statement disclosing the additional purposes for which the Company’s management uses the non-GAAP financial measures.
The non-GAAP financial measures used in the press release should not be considered in isolation of, as a substitute for, or superior to, the financial information prepared in accordance with GAAP. The non-GAAP financial measures as defined in the press release may differ from similarly titled measures presented by other companies. The non-GAAP financial measures, as well as other information in the press release, should be read in conjunction with the Company’s financial statements filed with the SEC.

The information contained under Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

Share Repurchase Program

On May 9, 2022, the Company’s Board of Directors approved a share repurchase program under which the Company is authorized to repurchase, from time to time through May 9, 2024, up to an aggregate amount of $60.0 million of its outstanding Class A common stock. Repurchases may be made through one or more open market transactions, privately negotiated transactions, accelerated share repurchases, issuer tender offers or other derivative contracts or instruments, “10b5-1” plan, or other financial arrangements or other arrangements. The share repurchase program may be suspended or discontinued at any time.

Forward-Looking Statements

In this current report, the Company makes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “will,” “may,” “expect,” “intended,” “forecast,” and “should.” These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of timing, future results or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks, uncertainties and other factors, including those factors described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, including the latest annual report filed with the SEC on March 2, 2022 (including under the headings “Forward-Looking Statements” and “Risk Factors”). Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to IP License Agreement, dated May 6, 2022

99.1	Press Release of the Company, dated May 10, 2022.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIPLAY CORPORATION

Dated:	May 10, 2022	By:	/s/ Daniel O’Quinn

		Name:	Daniel O’Quinn

		Title:	Interim Chief Financial Officer